                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2001

                             NABORS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-9245                  930711613
  (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)            File Number)           Identification No.)


  515 West Greens Road, Suite 1200
          Houston, Texas                                          77067
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (281) 874-0035

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

              On April 19, 2001, Nabors Industries, Inc. issued a press release announcing the results of its first quarter 2001. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ANDEXHIBITS.

              (c) Exhibits

                     Exhibit No.               Description
                     -----------               -----------

                        99.1                   Press Release of April 19, 2001

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NABORS INDUSTRIES, INC.


Date: April 19, 2001                   By: /s/ Anthony G. Petrello
                                          --------------------------------------
                                           Anthony G. Petrello
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX



     Exhibit No.               Description
     -----------               -----------

        99.1                   Press Release of April 19, 2001

                                       3